Exhibit 99.1

Ralcorp Holdings, Inc. Barclays Back to School Conference September 5th, 2012

Forward Looking Statements
Forward Looking Statements
Please note that this presentation contains forward-looking statements as defined in the Private Securities Litigation
Reform Act of 1995. The words “anticipate,” “plan,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors and risks that may cause actual results to differ materially. These factors and risks include but are not limited to: (i) changes in actual or expected results of operations; (ii) our ability to effectively manage future sales growth along with the growth from acquisitions or continue to make acquisitions at the rate at which we have been acquiring in the past; (iii) significant increases in the costs of certain commodities, packaging or energy used to manufacture our products; (iv) our ability to continue to compete in our business segments and our ability to retain our market position; (v) our ability to maintain a meaningful price gap between our products and those of our competitors, successfully introduce new products or successfully manage costs across all parts of the Company; (vi) significant competition within the private brand business; (vii) the timing and expected costs and benefits associated with restructuring initiatives and cost reduction programs; (viii) the loss of a significant customer; (ix) allegations that our products cause injury or illness, product recalls and product liability claims and other litigation; (x) our ability to anticipate changes in consumer preferences and trends; (xi) our ability to service our outstanding debt or obtain additional financing; (xii) disruptions in the U.S. and global capital and credit markets; (xiii) fluctuations in foreign currency exchange rates; (xiv) the termination or expiration of current co-manufacturing agreements; (xv) consolidations among the retail grocery and foodservice industries; (xvi) change in estimates in critical accounting judgments and changes to or new laws and regulations affecting our business; (xvii) termination of existing anti-dumping measures imposed against certain foreign imports of dry pasta; (xviii) losses or increased funding and expenses related to our qualified pension plan; (xix) labor strikes or work stoppages by our employees; (xx) bankruptcy of a significant customer; (xxi) impairment in the carrying value of goodwill or other intangibles; (xxii) our ability to integrate acquisitions and achieve the expected amount of accretion;
and (xxiii) changes in weather conditions, natural disasters and other events beyond our control; and other risks and uncertainties described from time to time in our periodic reports filed with the Securities and Exchange Commission.
Ralcorp does not assume any obligation to update any forward-looking statements or the information contained herein as a result of new information or future events or developments, except as required by law.
This presentation includes certain non-GAAP financial measures. The required reconciliations from these non-GAAP financial measures to their comparable GAAP financial measures are included in the appendix to this presentation.

Additional Information
Additional Information
Market and Industry
This presentation includes industry and trade association data, forecasts and information that we have prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to us. Some data also are based on our good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein is believed to have been obtained from sources believed to be reliable. We have not independently verified any of the data from third-party sources nor have we ascertained the underlying economic assumptions on which such data are based. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources.
Other Data
Financial data regarding the Sara Lee private-brand dough business have been prepared based upon information provided by Sara Lee Company. We have not independently verified any of the data nor have we ascertained the underlying economic assumptions on which such data are based.

Agenda
Agenda
About Ralcorp
The Private-Brand Opportunity
Positioning Ralcorp for Long-Term Sustainable Growth
Growth-Through-Acquisition Strategy
Fiscal 2013 Headwinds / Tailwinds
The Ralcorp Cash Story
Conclusion

Ralcorp Today
Ralcorp Today
The leader in private-brand food production and a major producer of foodservice products in North America
Completed Post spin-off on Feb 3, 2012
Sales: $4.2 billion
(1)
Categories: 22 major product categories
Geographies: United States, Canada, Italy
Employees: 10,000
Plants: 41
Note: (1) Management estimates based on FY 2011; excludes Post; Includes Refrigerated Dough.

$114
$127
$140
$165
$179
$193
$244
$256
$324
$396
$536
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$1,178
$1,280
$1,304
$1,558
$1,675
$1,850
$2,233
$2,644
$2,821
$3,061
$3,787
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Consistent Private-Brand Operating Performance
Consistent Private-Brand Operating Performance
Margin
Source: Company filings for 2002-2011.
Note: Excludes non-cash unusual and non-recurring items. Net Sales and Adjusted EBITDA pro forma for separation of Post.
(1) Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation, and amortization, excluding Post separation costs, merger and integration costs, provision for legal settlement, adjustments for economic hedges, accelerated depreciation, gains / losses on forward sale contracts, gain on sale of securities, acquired inventory valuation adjustments, goodwill and trademark impairment losses, merger termination fees, and equity method earnings in Vail Resorts, Inc. A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix.  A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix. Adjusted EBITDA metrics not pro forma for acquisitions. FY 2008-FY 2011.
($ in millions)
Net Sales Adjusted EBITDA
(1)
10% 10% 11% 11% 11% 10% 11% 10% 12% 13% 14%
Average Organic Growth = 3.6%

Source: FactSet (includes dividends), Post treated as special dividend.
Note: Reflects shareholder return since August 31, 2002 through August 31, 2012.
Note: Large Cap Food: Campbell, ConAgra, General Mills, Heinz, Hershey, Kellogg, Kraft; Mid Cap Food: B&G Foods, Flowers Foods, Hain, Lancaster, McCormick, Snyder’s-Lance, TreeHouse.
Total Shareholder Return
Proven Record of Delivering Strong Returns to Shareholders
Proven Record of Delivering Strong Returns to Shareholders
54%
27%
193%
263%
Ralcorp Mid Cap Food Large Cap Food S&P 500

8 The Private-Brand Opportunity The Private-Brand Opportunity

Private-Brand Food Key Takeaways
Private-Brand Food Key Takeaways
U.S. private-brand market has $100 billion in annual sales and remains highly fragmented
Private-brand has grown steadily and is expected to continue growing
Private-brands deliver greater profitability to retailers than branded products
Ralcorp is uniquely positioned to capitalize on the private-brand opportunity with leading positions in key product categories

CAGR: 5.2%
$87
$92
$97
$103
$108
$113
2009A
2010A
2011E
2012E
2013E
2014E

Highly Fragmented Market With Substantial Growth
Highly Fragmented Market With Substantial Growth
Opportunities
Opportunities
EBITD
A
Margin
U.S. Private-Brand Market Growth

2011 U.S. Private-Brand Market Share
78%
6%
16%
Consolidated
Competitors
($ in billions)
All Others
Source: Company filings, presentations and other materials; Packaged Facts – The Future of Food Retailing in the U.S., 3rd Edition.
Note: Consolidated competitors include Dean Foods, Cott, TreeHouse and Smithfield.  Market share calculations based on LTM Sep 2011 sales as a percentage of estimated 2011 total U.S. private label sales (food and beverage).

Year-over-Year dollar sales growth
Y-oY GDP growth

Private-Brand Food Has Grown Throughout the
Private-Brand Food Has Grown Throughout the
Economic Cycle
Economic Cycle
11 Source: A.C. Nielsen.
4% 4% 4%
2%
3% 3% 3% 3%
5%
3% 3%
4%
3%
1%
5%
10%
4%
9%
5%
7%
7%
4%
6%
5%
10%
7%
6%
4%
(6)%
(4)%
(2)%
0%
2%
4%
6%
0%
2%
4%
6%
8%
10%
12%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Branded Private Brand Y-O-Y GDP Growth

Private-Brand Growth Highly Correlated to Retailer Concentration
United Kingdom
Private Brand ~57% Share
Top Retailers ~70% Share
Canada
Private Brand ~36% Share
Top Retailers ~50% Share
United States
Private Brand ~23% Share
Top Retailers ~38% Share
Private Brand Share
Retail Concentration (Top Retailers)

Retailer Concentration a Major Driver in Private-Brand
Retailer Concentration a Major Driver in Private-Brand
Growth
Growth
Source: Symphony IRI Special Report – Private Label in Europe; Wall Street estimates.

Private-Brand Food Economics Are Powerful for
Private-Brand Food Economics Are Powerful for
Retailers and Consumers
Retailers and Consumers
Source: Wall Street research.
National Brand Private-Brand
$10.00
Price to
Consumer
$7.00
Price to
Consumer
$7.50
Retailer's
Cost
$4.00
Retailer's
Cost
$2.50
Retailer's Gross
Profit
$3.00
Retailer's Gross
Profit
Consumer saves 30%
Retailer’s gross profit increases 20%
and inventory costs are lower
Significant Margin Opportunity for Retailers and Price Benefit for Consumers

Ralcorp Leads Private-Brands in Attractive Categories
Ralcorp Leads Private-Brands in Attractive Categories

Source: IRI FDMx 52-weeks ending October 2, 2011.
#1 #2 #1 #1 #1 #1 #1 #1
60%
30%
65%
45%
70%
90%
50%
70%
Cereal Cookies Crackers Snack Nuts Pasta Refrigerated
Dough
Peanut
Butter
Jams
Ralcorp
Position:

15 Positioning Ralcorp for Long-term Positioning Ralcorp for Long-term Sustainable Growth Sustainable Growth

Strategic Restructuring Background
Strategic Restructuring Background
Cereal
Products
Legacy private-brand ready-to-eat and hot cereal business
Operationally linked to Post branded cereals when Ralcorp owned Post
Became a standalone business following spin-off of Post in February
2012
Snacks,
Sauces &
Spreads
Pasta
The result of 16 acquisitions and integrations
Competes in 14 dry grocery categories
In the fall of 2011, completed the consolidation of five different sub-
segment into St. Louis, MO headquarters
Acquired American Italian Pasta Company in July 2010
Operates as a standalone business headquartered in Kansas City, MO
Effective October 1, 2012, the three businesses will be combined into one business headquartered in St. Louis; AIPC’s Kansas City office will be closed by calendar year end

Ralcorp Center Store Strategy
Ralcorp Center Store Strategy
Vision
World class Private-Brand Company, with superior Sales, Marketing,
R & D and Operations capabilities across 20 food categories
One voice to our customers
Highly efficient supply chain with superior service capabilities
Superior logistics network
Superior sales and marketing value-added capabilities
Best-in-class Research and Development capabilities
Efficient divisional and corporate support infrastructure
Key Elements

The Ralcorp Center Store Food Business
The Ralcorp Center Store Food Business
$3.2 billion private-brand food business
Significant Savings Due to Consolidation
$26 - $31 million in Fiscal 2013
Leading market positions overall and within our categories
# 1 private-brand share in 14 categories
# 2 private-brand share in 3 categories
Led by Rich Koulouris
33 years experience
Experienced leadership team

19 Growth-through-Acquisition Strategy Growth-through-Acquisition Strategy

Ralcorp

WURTZ
FLAVOR HOUSE
Sugar Kake
Nutcracker
MARTIN GILLET
SOUTHERN ROASTED
Rippin' Good
Cascade Cookie
Linette
TORBITT & CASTLEMAN
LOFTHOUSE COOKIES
BAKERY Chef
C2B
Medallion
Western Waffles
PARCO
Cottage Bakery
BETABRANDS
Pastries Plus
J.T. Bakeries
North American Baking
SEPP'S
AIPC
Sara Lee
ANNONI
PETRI
GELIT

We Have Completed 30 Acquisitions Since 1997, Totaling
We Have Completed 30 Acquisitions Since 1997, Totaling
Over $3.3 Billion in Combined Annual Sales
Over $3.3 Billion in Combined Annual Sales
($ in millions)
Flavorhouse
Apr-98
$62 Sales
Sugarkake
Aug-98
$30 Sales
Nutcracker
Sep-98
$42 Sales
Martin Gillet
Mar-99
$70 Sales
Cascade Cookies
Jan-00
$19 Sales
Southern Roasted
Mar-99
$28 Sales
Linette
May-00
$28 Sales
Ripon Foods
Oct-99
$64 Sales
Red Wing
Jul-00
$348 Sales
Wortz
Apr-97
$69 Sales
Lofthouse
Jan-02
$70 Sales
Bakery Chef
Dec-03
$171 Sales
Concept 2 Bakers
Feb-04
$34 Sales
Medallion Foods
Jun-05
$43 Sales
Western Waffles
Nov-2005
$75 Sales
Parco Foods
Feb-06
$50 Sales
Cottage Bakery
Nov-06
$125 Sales
Bloomfield Bakers
Mar-07
$188 Sales
Torbitt & Castleman
Jan-01
$80 Sales
Beta Brands
Jan-07
$10 Sales
J.T.Bakeries
May-10
$39 Sales
N.A.B. / PL Floods
May-10
$57 Sales
Sepp’s
Jun-10
$29 Sales
Harvest Manor
Mar-09
$180 Sales
AIPC
Jul-10
$569 Sales
Pastries Plus
Aug-07
$10 Sales
Refrigerated Dough
Oct-11
$306 Sales
Refrigerated
Dough
Pastificio Annoni
Dec-11
$13 Sales
Petri
May-12
$50 Sales
Gelit S.r.l.
June-12
$40 Sales
Ralcorp Management Has a Successful Track Record of Identifying and Integrating Acquisitions

Ralcorp’s Acquisition Pipeline is Robust with Nearly 50
Ralcorp’s Acquisition Pipeline is Robust with Nearly 50
Potential Private-Brand M&A Targets
Potential Private-Brand M&A Targets
($ in millions)
Category growth potential
Attractive margins or
margin expansion
opportunities
Strong cash flow
characteristics
Earnings accretion
Attractive returns
Acquisition Criteria
High Low
Synergies
>$500
Revenue
Scale:
>$100
<$500
<$100

(1) Based on FY 2011 Frozen Bakery products segment profit plus depreciation and amortization.
(2) Based on 9.5x LTM EBITDA multiple.
Total Price Paid $ 725 million
Implied EBITDA
Multiple
(1)
5.7x
Implied Value at
Current Multiple
(2)
$ 1,208 million
Implied Value
Creation (%)

Case Study: Building Platform –
Case Study: Building Platform –
Frozen Bakery Division
Frozen Bakery Division
($ in millions)
Target Revenue
Cascade Cookie
Company
$19
Lofthouse Foods 70
Bakery Chef 171
C2B 34
Western Waffles 75
Parco 50
Cottage Bakery 125
Pastries Plus 10
Sepp’s 29
Total $583

23 Fiscal 2013 Fiscal 2013

Fiscal 2013 Headwinds / Tailwinds
Fiscal 2013 Headwinds / Tailwinds
Volume
Loss of Bloomfield customer
Higher tax rate (35.25%)
Lower commodity costs (slight deflation in base business)
Restructuring impact ($26-$31 million)
Oklahoma plant closure ($10-$12 million)
Bloomfield inefficiencies
Refrigerated Dough synergies ($6-$8 million)
Petri / Gelit acquisition accretion ($0.10 / share)

Headwinds
Tailwinds

25 The Ralcorp Cash Story The Ralcorp Cash Story

The Ralcorp Cash Story –
The Ralcorp Cash Story –
“50 / 50”
“50 / 50”
Utilizing free cash flow to drive balanced revenue, EPS, and EBITDA growth through acquisitions and share repurchases to enhance organic growth
Free Cash Flow
EPS Growth
and Shareholder Returns
50% 50%
Share Repurchases Acquisitions

Key Economics of “50 / 50”
Key Economics of “50 / 50”
Model
Model
Annual cash flow of  $250 - $300 million*
Cash deployed as follows
• 50% to acquisitions (illustrative 8x purchase multiple)
• 50% to stock repurchases
*Estimate assumes maintenance capital expenditures of $40 - $50 million
2.5x – 3.0x leverage

Illustration of Model in Practice
Illustration of Model in Practice
50% Cash Flow Toward Acquisitions

50% Cash Flow Toward Share Repurchases
Note: Mid-point of acquisition model assumes 1) 8x EBITDA purchase multiple, 2) 7x EBITDA post-synergy purchase multiple,
3) EBIT at 75% of EBITDA, 4) new amortization expense at 30% of EBITDA, 5) tax rate of 35.25%, 6) shares outstanding of
56.5 million.  Mid-point of repurchase model assumes share price of $70 and shares outstanding of 56.5 million.
$150 million $150 million
$0.10 - $0.15 GAAP accretion
$0.15 - $0.25 cash accretion
3% - 5% shares retired
Leverage Acquired EBITDA for
Additional Growth

Ralcorp Long-Term Growth Objectives
Ralcorp Long-Term Growth Objectives
Revenue
Cash EPS
Combination of continued
organic growth in private-brand
coupled with flow of acquisitions
Driven by acquisition-based
growth model (excludes
acquisition based intangible
amortization)
Long-Term Goal Commentary
Low double digit
Mid single digit
GAAP EPS
High single digit

Driven by acquisition-based
growth model
Enhanced by productivity gains,
share repurchases and
acquisition synergies

Our Perspective on Shareholder Value
Our Perspective on Shareholder Value
Proven record of delivering strong returns to shareholders
Post spin-off has unlocked shareholder value
Long term private-brand fundamentals remain strong and outlook for next year has more tailwinds than headwinds
Executional issues largely behind us
Commitment to utilizing free cash flow to drive balanced growth through acquisitions and share repurchases
Compelling total shareholder return opportunity

31 Appendix Appendix

Ralcorp –
Ralcorp –
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation
Source: Company filings and management estimates.
($ in millions)
FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011
LTM
12/31/11
Net Earnings $     39.9 $     53.8 $       7.4 $     65.1 $     71.4 $     68.3 $     31.9 $   167.8 $   290.4 $   208.8 $  (187.2) $   (193.2)
Interest expense, net $     15.9 $       5.9 $       3.3 $     13.1 $     16.5 $     27.3 $     42.3 $     54.6 $     99.0 $   107.8 $    134.0 $    132.7
Income taxes 22.1 30.7 16.9 37.2 36.6 29.9 7.5 86.7 156.9 105.3 83.0 78.9
Depreciation and amortization 41.6 35.8 38.7 47.5 55.8 66.8 82.4 99.5 144.7 166.8 226.5 234.0
Adjustments for economic hedges - - - - - - - - - - 28.9 39.5
Post separation costs - - - - - - - - - - 2.8 5.5
Merger and integration costs - - - - - - - 7.9 31.6 33.1 2.5 7.9
Impairment of intangible assets - - 59.0 - - - - - - 39.9 503.5 503.5
Provision for legal settlement - - - - - - - - - 7.5 2.5 -
Restructuring/plant closures (excluding depreciation) 2.6 - 14.3 2.4 2.7 0.1 0.9 1.7 0.5 2.5 3.7 3.7
Acquired inventory valuation adjustment - - - - - - - 23.4 0.4 - - -
(Gain) loss on forward sale contracts - - - - - 10.6 87.7 (111.8) (17.6) - - -
Gain on sale of securities - - - - - (2.6) - (7.1) (70.6) - - -
Merger termination fee, net of related expenses (4.2) - - - - - - - - - - -
Equity earnings in Vail Resorts, Inc. (3.9) 0.8 0.4 (0.4) (4.5) (7.0) (8.9) (14.0) (9.8) - - -
Adjusted EBITDA $   114.0 $   127.0 $   140.0 $   164.9 $   178.5 $   193.4 $   243.8 $   308.7 $   625.5 $   671.7 $    800.2 $    812.5
Pro Forma Acquisition Adjusted Food EBITDA 2.1 1.4 - 8.8 8.9 2.9 12.5 223.7 6.8 143.9 - 37.0
Pro Forma Adjusted EBITDA $   116.1 $   128.4 $   140.0 $   173.7 $   187.4 $   196.3 $   256.3 $   532.4 $   632.3 $   815.6 $    800.2 $    849.5
Post Segment Profit $         - $         - $         - $         - $         - $         - $         - $     43.3 $   250.6 $   220.6 $    206.0 $    191.2
Post Depreciation and Amortization - - - - - - - 9.8 50.6 55.4 58.7 59.0
Post Adjusted EBITDA $         - $         - $         - $         - $         - $         - $         - $     53.1 $   301.2 $   276.0 $    264.7 $    250.2
Private Brand Adjusted Food EBITDA $   114.0 $   127.0 $   140.0 $   164.9 $   178.5 $   193.4 $   243.8 $   255.6 $   324.3 $   395.7 $    535.5 $    562.3
Private Brand Pro Forma Adjusted EBITDA $   116.1 $   128.4 $   140.0 $   173.7 $   187.4 $   196.3 $   256.3 $   255.6 $   331.1 $   539.6 $    535.5 $    599.3

Higher D&A Driven By Amortization of Acquired
Higher D&A Driven By Amortization of Acquired
Intangibles
Intangibles

AIPC (July 2010)
Post Foods RMT (Aug 2008)
Cash $ 39.4
Receivables 42.9
Inventories 48.1
Other current assets 21.0
Property 252.2
Goodwill 534.1
Other intangible assets 568.2
Other assets 1.1
   Total assets acquired $ 1,507.0
Accounts payable (24.1)
Other current liabilities (29.9)
Deferred income taxes (238.3)
Other liabilities (4.9)
   Total liabilities assumed (297.2)
   Net assets acquired $ 1,209.8
Cash $ 73.3
Receivables 2.6
Inventories 103.9
Other current assets -
Property 470.5
Goodwill 1,794.1
Other intangible assets 946.8
Other assets -
   Total assets acquired $ 3,391.2
Accounts payable -
Other current liabilities (17.0)
Long-term debt (964.5)
Deferred income taxes (448.0)
Other liabilities (74.0)
   Total liabilities assumed (1,503.5)
   Net assets acquired $ 1,887.7
Definite Lived Assets
Amount Amortizable
$259.6 $384.4 $245.1
% of Total Assets
Acquired
45% 26% 7%
Annual Amortization
Impact per Share (1)
($0.20) ($0.28) ($0.14)
Transaction Value
~$545mm ~$1.2bn ~$2.6bn
(1) Assumes 36% tax rate and shares outstanding as of end of respective fiscal year.
Cash $ 0.9
Receivables 14.7
Inventories 23.1
Other current assets 0.1
Property 62.6
Goodwill 216.6
Other intangible assets
259.6
Total assets acquired $ 577.6
Accounts payable (14.1)
Other current liabilities (8.8)
Other liabilities (3.2)
Total liabilities assumed (26.1)
Net assets acquired $ 551.5
Refrigerated Dough (Oct 2011)

Ralcorp Segment and Product Overview
Ralcorp Segment and Product Overview
Pro Forma Net Sales by Segment
Pro Forma Net Sales by Product
Pasta
14%
Crackers &
Cookies
12%
Nutritional
Bars, Other
8%
Snack Nuts,
Candy & Chips
14%
Sauces &
Spreads
13%
Ready-to-Eat
Cereal
11%
Refrigerated
Dough
7%
Griddle
7%
Hot Cereal
1%
Cookies
5%
Breads
5%
Frozen, Other
2%
Center Store
Private Brand
74%
Frozen Bakery
26%

Source: Company filings.
Note: Reflects trailing 12 months as of September 30, 2011. Pro forma for acquisition of Sara Lee Dough. Numbers may not add to 100% due to rounding.
Includes:
Pasta
Snacks, Sauces & Spreads
Cereal Products

Ralcorp Ingredients and Packaging Overview
Ralcorp Ingredients and Packaging Overview
Base business 2013 Estimate

Source: Management estimates
Nuts
24%
Wheat
19%
Packaging
19%
Fruit & Veg
4%
Cocoa
2%
Flavoring
2%
Sweeteners
9%
Oil
8%
All Other
19%
Oats
2%
Corn
2%